UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34735	26-1251524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(312) 292-5000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On June 4, 2018, Joseph T. Ryerson & Son, Inc. (“JTR”), a Delaware corporation and wholly owned subsidiary of Ryerson Holding Corporation (“Ryerson”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hunter MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of JTR (“Merger Sub”), Central Steel and Wire Company, a Delaware corporation (“Central Steel”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of Central Steel’s stockholders thereunder, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Central Steel (the “Merger”), with Central Steel surviving the Merger as a wholly-owned subsidiary of JTR. The transaction values Central Steel at an enterprise value of $140 million on a cash-free, debt-free basis with a normalized level of working capital.

The parties to the Merger Agreement have each made customary representations and warranties.

Central Steel has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others to conduct its business in the ordinary and regular course during the interim period between the execution of the Merger Agreement and completion of the Merger in a manner substantially consistent with the manner previously conducted. The parties have also agreed to use their respective (i) commercially reasonable efforts to obtain any approvals from third parties, including governmental authorities, for the Merger and (ii) reasonable best efforts to secure termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) approval of the Merger Agreement by the holders of a majority of Central Steel’s outstanding Common Stock, which approval was effected on June 4, 2018, by a written consent of certain holders of Common Stock (discussed below); (ii) the expiration or termination of applicable waiting periods under the HSR Act; and (iii) the absence of any order or legal requirement issued or enacted by any court or other governmental authority, which is in effect and prevents the consummation of the Merger, or that challenges the authority, ability, or propriety of Central Steel and its subsidiaries, Central Steel’s board of directors, or the Conserve School Trust (the “Trust”) to approve or consummate the transactions contemplated by the Merger Agreement. JTR’s and Merger Sub’s respective obligations to consummate the Merger are also conditioned on, among other things, the absence of any material adverse effect on Central Steel. The Merger is not subject to any financing condition.

Following the execution and delivery of the Merger Agreement, on June 4, 2018, the Conserve School Trust and the Central Steel Profit Sharing Plan, who collectively hold approximately 73% of the issued and outstanding shares of Common Stock, executed and delivered to JTR a written consent, a form of which is attached to the Merger Agreement as Exhibit G (the “Stockholder Consent”), adopting the Merger Agreement. As a result of the execution and delivery of the Stockholder Consent, the approval of the Merger Agreement by Central Steel’s stockholders has been obtained, and no further action by Central Steel’s stockholders is required in connection with the Merger.

The Merger Agreement contains certain specified termination provisions, including, among others, a mutual termination right if the Merger has not been consummated on or before September 30, 2018.

Ryerson anticipates funding the acquisition through existing and acquired sources of liquidity.

A copy of the Merger Agreement is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated in this Item 1.01 by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Ryerson, JTR, Central Steel, or any of their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement (except for the right of holders of Common Stock of Central Steel to receive the Per Share Merger Consideration from and after the consummation of the Merger) and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Ryerson, JTR, Central Steel, or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions, and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Ryerson’s public disclosures.

Item 8.01.	Other Events.

On June 5, 2018, Ryerson issued a press release announcing the entry by JTR into the Merger Agreement. The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “can,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “is confident that,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the transactions among JTR, Central Steel, and Merger Sub, including JTR’s and Central Steel’s future financial and operating results, plans, objectives, expectations, intentions, expected timing of completion of the transactions, and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: uncertainties as to the expected benefits and costs of the transaction; the expected timing of the completion of the Merger; the parties’ ability to complete the Merger considering the various closing conditions, including any conditions related to obtaining regulatory approvals; the possibility that various closing conditions to the Merger may not be satisfied or waived; and Ryerson’s or Central Steel & Wire’s respective businesses experiencing disruptions due to transaction-related uncertainty, or other factors making it more difficult to maintain relationships with employees or business partners. Those factors and the other risk factors described in Ryerson’s annual and quarterly reports as filed with the U.S. Securities and Exchange Commission (the “SEC”) are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of Ryerson’s forward-looking statements. Other unknown or unpredictable factors also could harm Ryerson’s results. Consequently, Ryerson’s actual results could be materially different from the results described or anticipated by Ryerson’s forward-looking statements due to the inherent uncertainty of estimates, forecasts, and projections and may be better or worse than anticipated. Given these uncertainties, you should not rely on forward-looking statements. Forward-looking statements represent Ryerson’s estimates and assumptions only as of the date that they were made. Ryerson expressly disclaims any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this document, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws. The foregoing cautionary statements apply to all of Central Steel’s forward-looking statements contained in this document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of June 4, 2018, by and among Joseph T. Ryerson & Son, Inc., Hunter MergerCo, Inc., Central Steel and Wire Company, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the Stockholder Representative thereunder.*

99.1	Press Release, dated June 5, 2018.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Ryerson agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request, subject to Ryerson’s right to request confidential treatment of any requested schedule or exhibit.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 4, 2018, by and among Joseph T. Ryerson & Son, Inc., Hunter MergerCo, Inc., Central Steel and Wire Company, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the Stockholder Representative thereunder.*

99.1	Press Release, dated June 5, 2018.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Ryerson agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request, subject to Ryerson’s right to request confidential treatment of any requested schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2018

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name: Erich S. Schnaufer
Title: Chief Financial Officer